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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of report: September 15, 1998

                         PENNCORP FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            1-11422                                   13-3543540
  (Commission File Number)                 (I.R.S. Employer Identification No.)

590 Madison Avenue, New York, New York                      10022
   (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 896-2700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

        On September 15, 1998, the Registrant issued the press release filed herewith as Exhibit 99.1 relating to the amendment to the Credit Agreement, dated as of March 12, 1997, filed herewith as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (C)   Exhibits.

          99.1     Press release dated September 15, 1998.

          99.2     Amendment No. 3 to Credit Agreement.
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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PENNCORP FINANCIAL GROUP, INC.



Date: September 15, 1998         By  /s/ SCOTT D. SILVERMAN
                                     ------------------------------------------
                                     Scott D. Silverman
                                     Executive Vice-President,
                                     Chief Administrative Officer, General
                                     Counsel and Secretary
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  99.1                  Press Release dated September 15, 1998.

  99.2                  Amendment No. 3 to Credit Agreement.